Debt	3 Months Ended
Jun. 30, 2011
Debt
Debt Disclosure [Text Block]

NOTE 5 – DEBT

At June 30, 2011, the current portion of debt consisted of the following:

Unsecured term note payable to a finance company due March 2012 in monthly installments of $1,483, including interest at5.89% APR.	$13,023

Unsecured (delinquent) term note payable to a former shareholder due March 2008 in monthly installments of $10,000, plus interest at 8% APR, through April 2007, and monthly installments of $20,000, plus interest at 8% APR, beginning May 2007. Interest on overdue principal accruing at 15% APR. See Note 11.	56,000
Current portion of debt	$69,023

At June 30, 2011, we were current on the unsecured term notes payable to the finance company.  We remain in arrears for the final three payments of the unsecured term note payable to a former shareholder.